UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2021
Date of Report (Date of Earliest Event Reported)

Panbela Therapeutics, Inc
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39468	87-0543922
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PBLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2021, Dr. Michael T. Cullen resigned as an employee of Panbela Therapeutics Inc. (the “Company”) effective immediately. He will remain a member of the Company’s board of directors and as Chairman. Dr. Cullen previously served as Executive Chairman since 2015 and previously held various executive level positions for the Company, including President and CEO from November 2018 to July 2020.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 25, 2021 and stockholders voted on the following proposals, each as described further in the definitive proxy statement for the meeting, filed with the Securities and Exchange Commission on April 15, 2021.

Proposal 1 – Election of Two Class I Directors

Stockholders elected each of the two nominees to serve as a director for a three-year term ending at the annual meeting of stockholders to be held in 2024, based on the votes listed below:

Director Nominee	For	Withheld	Broker Non- Votes
Michael T. Cullen	3,900,586	386,177	2,110,122
D. Robert Schemel	3,665,344	621,419	2,110,122

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

Stockholders ratified the selection of Cherry Bekaert LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, based on the votes listed below:

For	Against	Abstain
6,354,618	19,111	23,156

Proposal 3 – Approval, on an Advisory basis, the compensation of our named executive officers:

Stockholders approved, on an advisory basis, the compensation of our named executive officers based on the votes listed below:

For	Against	Abstain	Broker Non- Votes
4,124,989	126,280	35,494	2,110,122

Item 9.01	Financial Exhibits.

(d)	Exhibits

Exhibit No.	Description	Method of Filing
99.1	Press release dated May 25, 2021	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BIOPHARMA, INC.

Date: May 26, 2021	By:	/s/ Susan Horvath
Susan Horvath
Chief Financial Officer